UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2008 (December 17, 2008)

STREAM GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33739	26-0420454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 William Street, Suite 310, Wellesley, Massachusetts 02481

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 304-1810

125 High Street, 30th Floor, Boston, Massachusetts

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2008, Stream Global Services, Inc. (the “Company”) adopted the 2009 management incentive plan (the “MIP”) for certain specified employees. Participants in the MIP are limited to (i) managers (“Group I”) and (ii) directors (not members of the Company’s board of directors) and above, up to and including executive staff and the chief executive officer (“Group II”).

Participants are entitled to earn an annual cash bonus under the MIP that is established for 2009. There are no payments under the MIP to any participant in Group I or Group II if the Company does not achieve a minimum of $40 million in adjusted earnings before interest taxes depreciation and amortization (“Adjusted EBITDA”) for fiscal year 2009.

The amounts payable to members of Group I are based on a fixed dollar amount for each participant which range between $500 and $18,000 (“Group I Target Bonus”), with both annual and quarterly components. The annual component is equal to 40% of the Group I Target Bonus (“Annual Bonus”) and will vary depending on the Company’s Adjusted EBITDA for fiscal year 2009, as follows:

•	If the Company achieves Adjusted EBITDA of $40 million but less than $50 million, a participant will be eligible to receive a bonus ranging between 0% and 99.99% of his or her Annual Bonus.

•	If the Company achieves Adjusted EBITDA of $50 million but less than $55 million, a participant will be eligible to receive 100% of his or her Annual Bonus.

•	If the Company achieves Adjusted EBITDA of $55 million but less than $100 million, a participant will be eligible to receive a bonus ranging between 100% and 200% of his or her Annual Bonus.

Each Group I participant’s Annual Bonus will be pro rated based on the actual Adjusted EBITDA achieved.

The amounts payable to members of Group II are based on a percentage of a participant’s salary ranging between 15% and 100% of annual base salary (“Target Bonus”) and vary depending on the Company’s Adjusted EBITDA for fiscal year 2009 as follows:

•	If the Company achieves Adjusted EBITDA of $40 million but less than $50 million, a participant will be eligible to receive a bonus ranging between 0% and 99.99% of his or her Target Bonus.

•	If the Company achieves Adjusted EBITDA of $50 million but less than $55 million, a participant will be eligible to receive 100% of his or her Target Bonus.

•

If the Company achieves Adjusted EBITDA of $55 million but less than $100 million, a participant will be eligible to receive a bonus ranging between 100% and 200% of his or her Target Bonus (the “Maximum Bonus”).

Each Group II participant’s bonus will be pro rated based on the actual Adjusted EBITDA achieved.

If the target levels of performance are achieved in fiscal year 2009, the following senior management executives will be eligible to receive a bonus as follows:

Name	Minimum Bonus(1)	Target Bonus(2)	Maximum Bonus(3)
R. Scott Murray	0	$595,000	$1,190,000
Stephen C. Farrell	0	$210,000	$420,000
Sheila Flaherty	0	$180,000	$360,000
Robert Dechant	0	$180,000	$360,000

(1)	The amounts reflected in this column assume that the Company achieved $40 million or less in Adjusted EBITDA for fiscal year 2009.
(2)	The amounts reflected in this column assume that the Company achieved $50 million in Adjusted EBITDA for fiscal year 2009.
(3)	The amounts reflected in this column assume that the Company achieved $100 million in Adjusted EBITDA for fiscal year 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAM GLOBAL SERVICES, INC.

Date: December 23, 2008	By:	/s/ Stephen C. Farrell
	Name:	Stephen C. Farrell
	Title:	Executive Vice President and Chief Financial Officer